SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2000


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)




           Connecticut                  001-13211               06-1289928
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  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                   Identification No.)



           One Corporate Drive, Suite 400, Shelton, Connecticut 06484
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               (Address of principal executive offices) (Zip Code)


                                 (203) 925-6800
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                Registrant's telephone number including area code


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         (Former name or former address, if changed since last report.)


956164.1

Item 5.   Other Events.

     On June 23, 2000, Information Management Associates, Inc. (the "Company") issued a press release announcing the sale of selected assets of the Company (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.                 Description
          -----------                 ------------
               99.1                   Press Release dated June 23, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 23, 2000                     INFORMATION MANAGEMENT
                                         ASSOCIATES, INC.



                                         By: /s/ Michael P. McGroarty
                                             ------------------------
                                             Name:  Michael P. McGroarty
                                             Title: Chief Operating Officer
                                                    and General Counsel


956164.1

                                  Exhibit Index
                                  -------------




                  Exhibit No.                             Exhibit
                  -----------                             -------

                     99.1                   Press Release dated June 23, 2000


956164.1

                                                                    Exhibit 99.1

Company Press Release

IMA Announces Sale of Selected Assets
SHELTON, Conn.--(BUSINESS WIRE)--June 23, 2000--Information Management Associates, Inc. (the "Company" or "IMA") announced today that it has sold substantially all of the assets relating to its "freefire" software products, which are software products directed to electronic customer relationship management, to an unaffiliated technology company for approximately $1,000,000 in cash plus the assumption of liabilities of approximately $1,007,000.

The purchaser also hired approximately 70 IMA employees associated with the freefire products.

The Company also announced that it received approximately $172,000 in cash in connection with the termination of the Company's interest in buyersedge.com inc. and the settlement of intercompany obligations. Certain warrants and options to purchase shares of the Company's common stock that had been issued to the holders of buyersedge.com inc. preferred stock were also terminated.

As previously announced, the Company is seeking to raise cash to fund its ongoing operations as well as examining ways to reduce its ongoing needs for cash and exploring various strategic options to address its liquidity needs.

About IMA

IMA (www.imaedge.com) provides Customer Relationship Management software products and services that are designed to help businesses interact more effectively with their customers. IMA is headquartered in Shelton, Connecticut. Additional information about IMA's products and services can be found on the World Wide Web at www.imaedge.com, requested via email at or by calling 1-203-925-6800.

NOTE: IMA is a registered trademark of Information Management Associates, Inc.

Except for the historical information contained in this announcement, the matters discussed in this announcement are "forward-looking statements" (as that term is used in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission (the SEC). In particular, IMA draws the reader's attention to the "Risk Factors" stated in the Company's Registration Statement on Form S-1 dated July 30, 1997 and its accompanying Prospectus, the Company's Quarterly Reports on Form 10-Q dated August 14, 1997, November 14, 1997, May 5, 1998, August 14, 1998, November 14, 1998, May 17,
1999, August 16, 1999, and November 22, 1999, the Company's Annual Reports on Form 10-K dated March 30, 1998 and March 31, 1999, as well as to the Company's periodic and current reports as they are filed with the SEC.


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Contact:
     IMA, Shelton
     Michael P. McGroarty, Chief Operating Officer
     203/925-6800